Net Income Per Common Share	12 Months Ended
Dec. 31, 2020
Earnings Per Share [Abstract]
Net Income Per Common Share	Net Income Per Common Share
The following table summarizes the computation of net income per common share:

	Year Ended December 31
	2020	2019
Numerator:
Net income applicable to controlling interests	$552	$833
Less: Preferred share dividends	(66)	(68)
Gain on redemption of preferred shares (note 25)	—	4
Net income applicable to common shares	$486	$769
Denominator:
(millions of shares)
Weighted average number of common shares outstanding	279.4	276.9
Dilutive equity instruments (a)	0.3	0.5
Weighted average number of common shares outstanding - diluted	279.7	277.4
Basic net income per common share	$1.74	$2.78
Diluted net income per common share	$1.74	$2.77
(a)Determined using the treasury stock method.
For the year ended December 31, 2020, 7.0 million share options (2019 – 4.3 million) were excluded from the diluted net income per share calculation as their effects were anti‑dilutive.